UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On February 4, 2020, Amneal Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) disclosing that it had completed the previously announced transactions contemplated by the Equity Purchase Agreement (the “Purchase Agreement”), dated December 10, 2019, by and among the Jerry Brian Shirley Business Trust, the Darren Thomas Shirley Business Trust, the Steve Shirley Business Trust, the Jerry Shirley Business Trust, Troy Mizell, Darrell Calvert, AvKARE, Inc., Dixon-Shane, LLC d/b/a R&S Northeast LLC (“R&S Northeast” and together with AvKARE, Inc. the “Target”) and Rondo Acquisition LLC, a wholly-owned subsidiary of the Company (“Rondo”). Pursuant to the Purchase Agreement, Rondo acquired approximately 65% of the Target, for approximately $254 million in cash and the issuance of approximately $44.2 million in long-term and $1 million in short term promissory notes to the Target’s shareholders (collectively, the “Transactions”). The Transactions closed on January 31, 2020.

This Amendment No. 1 on Form 8-K/A amends the Initial Filing to include the required historical financial statements of the Target and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K as well as the related auditor consents, and should be read in conjunction with the Initial Filing.

The pro forma financial information included as Exhibit 99.3 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and the Target would have achieved had the companies been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the Transactions.

Except as described above, all other information in the Initial Filing remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired

The audited financial statements of each of AvKARE, Inc. and R&S Northeast as of December 31, 2019 and for the year then are filed as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of Amneal Pharmaceuticals, Inc. as of December 31, 2019 and the year then ended is filed as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits

The following exhibits

Exhibit No.	Description

23.1	Consent of Crowe LLP - AvKARE, Inc.

23.2	Consent of Crowe LLP - Dixon-Shane, LLC

99.1	Audited Financial Statements of AvKARE, Inc. as of December 31, 2019 and for the year then ended.

99.2	Audited Financial Statements of Dixon-Shane, LLC dba R&S Northeast LLC as of December 31, 2019 and for the year then ended.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Amneal Pharmaceuticals, Inc. as of December 31, 2019 and for the year then ended December 31, 2019.

104	Cover Page Interactive Data File - The cover page from the Company’s Current Report on Form 8-K/A filed on April 17, 2020 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2020	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Senior Vice President and Chief Financial Officer

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